Exhibit 10.2

Execution Version

JOINDER

TO

TERM LOAN CREDIT
AND SECURITY AGREEMENT
AND OTHER DOCUMENTS

THIS JOINDER (this “Joinder”) is entered into as of April 17, 2019, by and among HUDSON TECHNOLOGIES COMPANY, a Tennessee corporation (“Hudson Technologies”), HUDSON HOLDINGS, INC., a Nevada corporation (“Holdings”), and ASPEN REFRIGERANTS, INC. (formerly known as AIRGAS-REFRIGERANTS, INC.), a Delaware corporation (“ARI” and together with Hudson Technologies, and Holdings, collectively, the “Borrowers”, and each a “Borrower”), the other Credit Parties hereto, Glacier International, Inc., a New York corporation, Glacier Trading Corp., a New York corporation, HFC International, Inc., a New York corporation, HFC Traders, Inc., a New York corporation, RCT International, Inc., a New York corporation, RCTI Corp., a New York corporation, RCTI Trading, Inc., a New York corporation, RGIT, Inc., a New York corporation, RGIT Trading Corp., a New York corporation, RGT Enterprises, Inc., a New York corporation (collectively, the “New Subsidiaries”, and each a “New Subsidiary”), the financial institutions party hereto as lenders (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent and administrative agent for the Lenders (in such capacities, the “Agent”).

BACKGROUND

The Credit Parties, Agent and the Lenders are parties to that certain Term Loan Credit and Security Agreement, dated as of October 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Agent and Lenders provide the Credit Parties with certain financial accommodations.

Pursuant to Section 7.12 of the Credit Agreement, each New Subsidiary is required to become a Guarantor and Credit Party under the Credit Agreement and Other Documents by, among other things, executing and delivering this Joinder to the Agent; and

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrower by the Agent and the Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2.            Joinder. Subject to satisfaction of the conditions precedent set forth in Section 3 below:

(a)       each New Subsidiary is hereby added as a Guarantor under the Credit Agreement and the Guaranty and Suretyship Agreement, dated as of October 10, 2017, executed by HT, as a Guarantor, in favor of the Agent (the “Guaranty” and together with the Credit Agreement, the “Joined Documents”), and all references to “Guarantor” or “Guarantors” contained in the Credit Agreement or any of the Other Documents shall hereafter be deemed to include such New Subsidiary;

(b)       each New Subsidiary hereby adopts each of the Joined Documents, assumes them in full, and acknowledges that it is jointly and severally liable for the payment, discharge, satisfaction and performance of all Obligations as a Guarantor under the Joined Documents as if it were an original signatory thereunder. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance of the Obligations to the extent provided in the Credit Agreement, each New Subsidiary hereby assigns, pledges and grants to Agent, for its benefit and for the ratable benefit of Lenders, a continuing security interest in and to all Collateral owned by such New Subsidiary, whether now owned or existing or hereafter acquired or arising and wherever located. Agent (or its designee) is hereby authorized (but not obligated) to file a UCC-1 financing statement in the applicable jurisdiction to evidence such security interest; and

(c)       each New Subsidiary acknowledges that it is jointly and severally liable as a “Guarantor” under the Other Documents for the payment, discharge, satisfaction and performance of all Obligations to the extent set forth in the Guaranty.

3.            Conditions of Effectiveness. This Joinder shall become effective as of the date hereof upon satisfaction of the following conditions. Agent and Lenders shall have received:

(a)       a copy of this Joinder duly executed by Agent, Lenders, the Credit Parties and the New Subsidiaries;

(b)       a Secretary’s Certificate and resolutions, all in form and substance reasonably satisfactory to Required Lenders, of the board of directors or comparable governing body of each New Subsidiary authorizing (1) the execution, delivery and performance of this Joinder and (2) the granting by such New Subsidiary of the Liens created by the Credit Agreement, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

(c)       a copy of the certificate of incorporation and by-laws (or other comparable governing documents) of each New Subsidiary, and all amendments thereto, such certificate shall have been certified by the Secretary of State or other appropriate official of its jurisdiction of formation;

(d)       good standing certificates for each New Subsidiary dated not more than thirty (30) days prior to the date of this Joinder, issued by the Secretary of State or other appropriate official of such New Subsidiary’s jurisdiction of formation and each jurisdiction where the conduct of such New Subsidiary’s business activities or the ownership of their respective properties necessitates qualification to the extent not maintaining such qualification could not reasonably be expected to have a Material Adverse Effect;

(e)       UCC, tax and judgment (or similar foreign) lien searches with respect to the New Subsidiaries in such jurisdictions as Required Lenders shall require, and the results of such searches shall be satisfactory to Required Lenders;

(f)       an executed opinion of counsel in form and substance reasonably satisfactory to Required Lenders, which shall cover such matters which were opined upon in the opinion letter furnished with respect to the Credit Parties on the Closing Date, as such matters apply to each New Subsidiary;

(g)       a perfection certificate completed and duly executed by the New Subsidiaries, which shall be in form and substance comparable to the Perfection Certificate completed and furnished by the Credit Parties on the Closing Date;

(h)       to the extent necessary, an updated set of schedules to any Joined Document, reflecting any additional disclosures required on account of the New Subsidiaries; and

(i)       (x) certificates evidencing each New Subsidiary’s liability and property insurance policies, (y) an endorsement to each New Subsidiary’s property insurance naming Agent as lender loss payee, and (z) an endorsement to each New Subsidiary’s liability insurance naming Agent as additional insured.

4.            Representations and Warranties. Each Credit Party (including each New Subsidiary) hereby represents, warrants and covenants as follows:

(a)       This Joinder and the Joined Documents, constitute the legal, valid and binding obligations of each Credit Party and are enforceable against each Credit Party in accordance with their respective terms.

(b)       Upon the effectiveness of this Joinder, each Credit Party hereby reaffirms all covenants made in the Credit Agreement and the Other Documents to which it is party and hereby represents and warrants that each of the representations and warranties made in the Credit Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement to which it is party shall be true and correct in all material respects as of the effective date of this Joinder (except (i) to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date, as applicable, and (ii) such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality thereof).

(c)       No Default or Event of Default has occurred and is continuing or would exist after giving effect to this Joinder.

(d)       No Credit Party has any defense, counterclaim or offset with respect to the Credit Agreement or the Other Documents.

(e)       The Credit Agreement and Other Documents are in full force and effect, and are hereby ratified and confirmed.

(f)       Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Term Loan Priority Collateral and a valid second priority lien and security interest in all Revolving Credit Priority Collateral (as provided in the Intercreditor Agreement), in each case subject to Permitted Encumbrances, and each Credit Party expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Credit Agreement and the Other Documents.

5.            Effect of Joinder.

(a)       Except as specifically amended herein, the Credit Agreement and all the Other Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(b)       The execution, delivery and effectiveness of this Joinder shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any Other Document.

(c)       This Joinder shall be an Other Document for all purposes under the Credit Agreement.

6.            Governing Law. This Joinder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.            Headings. Section headings in this Joinder are included herein for convenience of reference only and shall not constitute a part of this Joinder for any other purpose.

8.             Counterparts; Facsimile. This Joinder may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

9.           Agent. In executing this Joinder, acting hereunder and receiving documents hereunder, the Agent shall be entitled to the rights, benefits, protections, indemnities and immunities afforded to it under the Credit Agreement. By their signatures hereto, the Lenders (x) confirm that they have received each of the documents required by Section 3 hereof and the conditions to the effectiveness of this Joinder have been satisfied, and (y) hereby direct the Agent to execute and deliver this Joinder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Joinder to Term Loan Credit and Security Agreement has been duly executed as of the day and year first written above.

BORROWERS:

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

HUDSON HOLDINGS, INC.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

ASPEN REFRIGERANTS, INC.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

GUARANTOR:

HUDSON TECHNOLOGIES, INC.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

Signature Page to Joinder Agreement – Hudson Technologies (April 2019)

NEW SUBSIDIARIES:

Glacier International, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

Glacier Trading Corp.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

HFC International, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

HFC Traders, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

RCT International, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

RCTI Corp.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

Signature Page to Joinder Agreement – Hudson Technologies (April 2019)

RCTI Trading, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

RGIT, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

RGIT Trading Corp.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

RGT Enterprises, Inc.

By:	/s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President, Chief Operating Officer

Signature Page to Joinder Agreement – Hudson Technologies (April 2019)

AGENT:	U.S. BANK NATIONAL ASSOCIATION,
as Agent
	By:	/s/ Prital K. Patel
	Name:	Prital K. Patel
	Title:	Vice President

Signature Page to Joinder Agreement – Hudson Technologies (April 2019)

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

GREEN CREEK LLC

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

JUNIATA RIVER, LLC

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

JEFFERSON SQUARE FUNDING LLC

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

FS INVESTMENT CORPORATION IV

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

Signature Page to Joinder Agreement – Hudson Technologies (April 2019)